        LETTER from William M. Dutton, Portfolio Manager:(1)  September 30, 1998
--------------------------------------------------------------------------------
 Dear Shareholder:
 The third quarter was a terrible one for the stock market, particularly for small company stocks. The Russell 2000 Index declined 20.15% during the period, its worst quarterly decline since the third quarter of 1990 when the United States was on the verge of a recession and about to enter the Gulf War. The S&P 500 Index showed a decline of 9.86% during the period, less than the small cap index due to investors' preference for large company stocks during this turbulent time. Skyline Special Equities Portfolio performed similarly to the Russell 2000 Index, posting a loss of 20.49% for the quarter. For the first nine months of 1998, the Fund showed a loss of 16.34% compared to a loss of 16.21% for the Russell 2000 Index.
 The stock market took a serious turn down in the third quarter as investors reacted to a number of negative events. Following a particularly strong period in the economy in 1997 and the first quarter of 1998, signs of a slowdown appeared by mid-year 1998. Second quarter GDP growth was much weaker than the first quarter and it appears that the slowdown continued into the third quarter. Most observers attribute this weakness to events in Asia, which have reduced demand for many U.S. products and increased competitive pressures on U.S. companies. Investors reacted negatively to these events, particularly as they started to impact corporate earnings. It is clear today that earnings growth for 1998 will be less than previously anticipated and investors are worried that weakness will persist through 1999. This, in our opinion, is the main reason for the stock market decline.
 Regarding the Fund, many stocks showed large declines during the quarter and nine months. In our opinion, while some of these stocks deserved to fall significantly due to earnings problems, most of them declined far more than was justified by their fundamentals. For example, a number of companies reported that near term earnings would be roughly 10% below investor expectations, and the stocks proceeded to drop 40% or more on the news. We believe that such declines are due to highly negative investor psychology in the current stock market environment. We are confident that most of these issues will eventually show significant gains from current levels because they are extremely undervalued today and have positive long-term fundamental outlooks.
 We are very upbeat about prospects for the Fund over a reasonable investment time frame--the next few years--although the short-term could still be rocky. Individual stocks in the Fund are very inexpensively priced on both an absolute and relative basis. In terms of absolute valuation, the typical stock in the Fund has a P/E of approximately 13 times trailing 12-month earnings. This is the lowest P/E that the Fund has carried in recent years, with the exception of the market low points in 1990 and 1994. Today's low valuation is equally as impressive, however, because interest rates are so low. Normally, investors expect that P/E multiples will move higher as interest rates decline.
 In terms of its valuation compared to large cap stocks, the Fund is the most attractively priced in its history, as small cap stocks in general are trading at their most attractive relative valuations in 20 years. One has to go back to the early 1970s to find a period when small cap stocks were as inexpensive on a relative basis as they are today. In fact, assuming similar growth in earnings, small cap stocks would perform 40% better than large cap stocks if they simply achieve a valuation equal to large caps at some point in the future. We can't guarantee, but we believe that over the next few years, small cap stocks will benefit from both growth in earnings and an improved relative valuation. If that happens, performance results of small cap stocks would exceed those of large cap stocks.
 /s/ William M. Dutton

 PORTFOLIO Characteristics(1)
 ------------------------------------------------------------------------------

                                                SPECIAL
                                               EQUITIES             RUSSELL 2000              S&P 500
 P/E RATIO (MEDIAN)                              13.2                   17.5                   20.0
 PRICE/BOOK                                      1.78                   2.17                   3.99
 PRICE/SALES                                     0.59                   1.15                   1.66
                            -------------------------------------------------------------------------------
 EPS GROWTH CURRENT FISCAL YEAR AVERAGE          12.8%                  17.4%                  8.6%
                            -------------------------------------------------------------------------------
 MARKET CAP $ WGHTD. MED.                    $400 million           $630 million            $43 billion
 PORTFOLIO VALUE                             $403 million           $748 billion          $8,124 billion
 NUMBER OF HOLDINGS                               84                    1,965                   500
                            -------------------------------------------------------------------------------
 TICKER SYMBOL:                                  SKSEX          INITIAL INVESTMENT:           $1,000
 CUSIP #:                                      830833208        SUBSEQUENT INVESTMENT:         $100

PERFORMANCE (%)(1)
--------------------------------------------------------------------------------

                             3Q     YTD
                            1998    1998   1 yr.
 SPECIAL EQUITIES          -20.49  -16.34  -19.85
 RUSSELL 2000              -20.15  -16.21  -19.02
 S&P 500                    -9.86    6.14    9.15

                                                   Calendar Years
                            1997    1996    1995    1994    1993
 SPECIAL EQUITIES           35.4    30.4    13.8    -1.2    22.9
 RUSSELL 2000               22.4    16.5    28.4    -1.8    18.9
 S&P 500                    33.4    23.3    37.5     1.3    10.0

SECTOR Weightings (as of September 30, 1998)

--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Autos &
Transportation             10.5%
Consumer
Discretionary              29.9%
Consumer Staples            1.1%
Energy                      2.5%
Financial Services         15.9%
Health Care                 5.6%
Materials &
Processing                 12.7%
Producer Durables           9.2%
Technology                  6.7%
Cash                        5.9%

--------------------------------------------------------------------------------

                                                              Since
                            3 yrs.     5 yrs.    10 yrs.    Inception(2)
 SPECIAL EQUITIES             14.08      12.28    17.19      15.50
 RUSSELL 2000                  6.86       9.10    11.15       9.20
 S&P 500                      22.73      19.99    17.29      14.90

                            1992    1991    1990    1989    1988   1987(2)
 SPECIAL EQUITIES           42.5    47.4     -9.3   24.0    29.7      -16.9
 RUSSELL 2000               18.4    46.1    -19.5   16.2    24.9      -24.3
 S&P 500                     7.7    30.6     -3.2   31.4    16.5      -12.0

SECTOR Performance (as of September 30, 1998)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             3Q 1998                                                           YTD 1998
-----------------------------------------------------------------  -----------------------------------------------------------------
                                            SPECIAL     RUSSELL                                                SPECIAL     RUSSELL
                                           EQUITIES       2000                                                EQUITIES       2000

HEALTH CARE                                  11.5   %      -16.9%  HEALTH CARE                                     42.3%      -18.7%
-----------------------------------------------------------------  -----------------------------------------------------------------
TECHNOLOGY                                   -11.0         -20.7   FINANCIAL SERVICES                               2.4       -12.7
-----------------------------------------------------------------  -----------------------------------------------------------------
FINANCIAL SERVICES                           -12.0         -14.9   CONSUMER DISCRETIONARY                          -1.0       -14.5
-----------------------------------------------------------------  -----------------------------------------------------------------
CONSUMER DISCRETIONARY                       -21.1         -24.7   AUTOS & TRANSPORTATION                         -20.7       -18.4
-----------------------------------------------------------------  -----------------------------------------------------------------
AUTOS & TRANSPORTATION                       -22.4         -27.5   CONSUMER STAPLES                               -25.3       -11.8
-----------------------------------------------------------------  -----------------------------------------------------------------
MATERIALS & PROCESSING                       -27.4         -24.4   MATERIALS & PROCESSING                         -31.9       -20.4
-----------------------------------------------------------------  -----------------------------------------------------------------
PRODUCER DURABLES                            -31.2         -24.5   PRODUCER DURABLES                              -35.6       -22.6
-----------------------------------------------------------------  -----------------------------------------------------------------
CONSUMER STAPLES                             -39.4         -13.3   TECHNOLOGY                                     -37.3       -15.2
-----------------------------------------------------------------  -----------------------------------------------------------------
ENERGY                                       -41.7         -30.8   ENERGY                                         -54.3       -40.4
-----------------------------------------------------------------  -----------------------------------------------------------------
OTHER                                        N/A*          -25.2   OTHER                                           N/A*       -26.8
-----------------------------------------------------------------  -----------------------------------------------------------------
UTILITIES                                    N/A*          -10.0   UTILITIES                                       N/A*        -0.4
-----------------------------------------------------------------  -----------------------------------------------------------------

* Not Applicable

STOCK Highlights(3)

--------------------------------------------------------------------------------

 BLACK BOX (BBOX)
BBOX is a direct marketer of computer communication, networking, and other types of connectivity equipment. In our opinion, BBOX represents a superior, relatively low-risk investment in the large, fast-growing telecom/datacom market. As a distributor with a broad product offering, BBOX is able to service this ever-changing market regardless of which new technologies gain acceptance. The value-added nature of BBOX's business model is derived from its unparalleled technical support capability, which is clearly evident in BBOX's 50%-plus gross margin, which is exceptionally high for a distribution company. BBOX recently began making acquisitions of on-site service companies. This strategy seems a natural complement to its telephone-based technical support and provides substantial cross-selling opportunities for BBOX products. BBOX has been able to purchase these businesses at attractive prices, which should result in immediate increase in earnings. Despite a superior growth outlook, a unique market niche, and an outstanding track record, the stock trades at a substantial discount to its growth rate and the market multiple.

 O'CHARLEY'S, INC. (CHUX)
O'Charley's operates 92 casual dining, full-service restaurants in the Central and Southeastern United States. CHUX prides itself on attention to detail, particularly with respect to superior food quality and customer service, which has led to an enviable record of same-store sales gains. In addition, the relatively small store base has enabled CHUX's to expand comfortably, at close to a 20% rate, and in the process fill in existing markets with new stores, thereby enhancing profitability. This formula has produced a consistent record of strong sales and earnings growth. Prospects for future growth remain strong. Despite the bright outlook, CHUX trades at a very modest valuation.

TOP Ten Holdings(3)

                                                             % OF NET ASSETS
-----------------------------------------------------------------------------

 MARQUETTE MEDICAL SYSTEMS, INC.
  Monitoring equipment                                               2.3%

 DELPHI FINANCIAL GROUP, INC.
  Accident & health insurance                                        2.3%

 WORLD COLOR PRESS, INC.
  Commercial printer                                                 2.3%

 NEW ENGLAND BUSINESS SERVICE, INC.
  Business forms                                                     2.2%

 FURON COMPANY
  Polymer-based products                                             2.1%

 DISCOUNT AUTO PARTS, INC.
  Auto parts stores                                                  2.0%

 LANDSTAR SYSTEM, INC.
  Truckload carrier                                                  2.0%

 INTERPOOL, INC.
  Container leasing firm                                             1.9%

 BLANCH (E.W.) HOLDINGS, INC.
  Reinsurance brokerage                                              1.9%

 AMERICAN HERITAGE LIFE INVESTMENT
  Life insurance                                                     1.9%

 TOP TEN HOLDINGS                                                   20.9%

(1) The performance for the one, three, five, and ten years ended September 30, 1998, and for the period April 23, 1987 (inception) through September 30, 1998, is an average annual total return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

    The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

    Sources: Frank Russell Company.

(2) Return is calculated from the Fund's inception on April 23, 1987.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor Inc.

For 24-hour account information CALL: 1.800.828.2SKY
                   (1.800.828.2759)

To speak with a Skyline Funds Representative during normal business hours CALL: 1.800.828.2SKY and press 0 when prompted.

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                             311 South Wacker Drive
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                            Chicago, Illinois 60606